SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2003

BAM! ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32989 (Commission File Number)	77-0553117 (I.R.S. Employer Identification No.)

333 West Santa Clara Street, Suite 716
San Jose, California 95113
(Address of Principal Executive Offices, Including Zip Code)

(408) 298-7500
(Registrant’s Telephone Number, Including Area Code)

Item 5: Other Events
SIGNATURES

Item 5: Other Events

On August 14, 2003, Robert W. Holmes, Jr. and Steven J. Massarsky, members of the Registrant’s Board of Directors since October 1999 and May 2001, respectively, resigned from the Board to pursue other interests.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 20, 2003	BAM! ENTERTAINMENT, INC.

	By:	/S/ STEPHEN AMBLER

	Name:	Stephen Ambler
	Title:	Chief Financial Officer